UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2012

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 27, 2012, ULURU Inc., a Nevada corporation (“Uluru”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) related to its issue of a $2,210,000 Secured Convertible Note (the “Note”) with Inter-Mountain Capital Corp., a Delaware corporation (“Inter-Mountain”).  The purchase price for the Note was paid $500,000 at closing in cash and $1,500,000 in the form of six promissory notes in favor of Uluru the principal amount of $250,000 (the “Investor Notes”), each of which becomes due as the outstanding balance under the Note is reduced to a certain level.  The purchase price of the Note also reflected a $200,000 original issue discount and $10,000 in attorney’s fees. The Purchase Agreement also includes representations and warranties, restrictive covenants, and indemnification provisions standard for similar transactions.

The Note will bear interest at the rate of 8.0% per annum, with monthly installment payments of $83,333 commencing on the date that is the earlier of (i) thirty calendar days after the effective date of a registration statement registering the re-sale of the shares issuable upon conversion under the Note and (ii) December 17, 2012, but in no event sooner than September 27, 2012.  At Uluru’s option, subject to certain volume, price, and other conditions, the monthly installment may be paid in whole, or in part, in cash or in common stock, $0.001 par value of Uluru (“Common Stock”).  If the monthly installment is paid in Uluru Common Stock, such shares being issued will be based on a price that is 80% of the average of the three lowest volume weighted average prices of the shares of Common Stock during the preceding twenty trading days.  The percentage declines to 70% if the average of the three lowest volume weighted average prices of the shares of Common Stock during the preceding twenty trading days is less than $0.05

At the option of Inter-Mountain, the outstanding principal balance of the Note may be converted into shares of Common Stock at a conversion price of $0.35 per share, subject to certain pricing adjustments and ownership limitations.  The initial tranche is $710,000 and the six subsequent tranches are each $250,000, plus interest.  At the option of Uluru, the outstanding principal balance of the convertible note, or a portion thereof, may be prepaid in cash at 120% of the amount elected to be prepaid.  The Note is secured by a Security Agreement pursuant to which Uluru has granted to Inter-Mountain a first-priority security interest in the assets held by the Company.

Events of default under the Note include failure to make required payments or to deliver shares upon conversion, the entry of a $100,000 judgment not stayed within 30 days, breach of representations or covenants under the transaction documents, various events associated with insolvency or failure to pay debts, delisting of the Common Stock, a restatement of financial statements, and a default under certain other agreements.  In the event of default, the interest rate under the Note increases to 18% and the Note becomes callable at a premium.  In addition, the holder has all remedies under law and equity, including foreclosing on Uluru’s assets under the Security Agreement.

As part of the convertible debt financing, Inter-Mountain will also receive a total of seven warrants (the “Warrants”) to purchase an aggregate of 3,142,857 shares of Common Stock, which number of shares could increased based upon the terms and conditions of the Warrants.  The Warrants have an exercise price of $0.35 per share, subject to certain pricing adjustments, and are exercisable, subject to vesting provisions and ownership limitations, until June 27, 2017.  The Warrant for the initial 785,714 shares of Common Stock vests immediately.  Each of the other Warrants vest upon the payment by the holder of each of the six Investor Notes.

As part of the convertible debt financing, Uluru entered into a Registration Rights Agreement whereby Uluru has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement for the number of shares no later than July 27, 2012 and to cause such registration statement to be declared effective no later than ninety days after such filing with the SEC and to keep such registration statement effective for a period of no less than one hundred and eighty days.  The Registration Rights Agreement also grants Inter-Mountain piggy-back registration rights with respect to future offerings by the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Note and Security Agreement from Item 1.01 in incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

The Note, the Warrants and the shares issuable upon conversion of the Note and exercise of the Warrants are being issued in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder, based upon the following: (a) the investor confirmed that it was an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and  had such background education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investor was provided with certain disclosure materials and all other information requested with respect to the Company; (d) the Investor acknowledged that the securities being purchased were “restricted securities” for purposes of the Securities Act and agreed to transfer the underlying securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) a Form D is being filed with the Commission; and (f) the Notes and Warrants are subject to restrictions on transfer, and restrictive legends will the place the shares issuable upon the exercise or conversion thereof, except to the extent that such shares may immediately be resold pursuant to an effective registration statement or Rule 144 under the Securities Act.

The descriptions of terms and conditions of the Purchase Agreement, the Note, the Warrants, the Security Agreement, Registration Rights Agreement and other documents set forth herein are not complete and are qualified in their entirety by the text of the respective documents attached hereto as an Exhibit.

A copy of the press release making the announcement of the convertible debt financing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.5	Common Stock Purchase Warrant #1 dated June 27, 2012.
4.6	Common Stock Purchase Warrant #2 dated June 27, 2012.
4.7	Common Stock Purchase Warrant #3 dated June 27, 2012.
4.8	Common Stock Purchase Warrant #4 dated June 27, 2012.
4.9	Common Stock Purchase Warrant #5 dated June 27, 2012.
4.10	Common Stock Purchase Warrant #6 dated June 27, 2012.
4.11	Common Stock Purchase Warrant #7 dated June 27, 2012.
10.37	Secured Convertible Promissory Note dated June 27, 2012.
10.38	Securities Purchase Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
10.39	Security Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
10.40	Registration Rights Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
99.1	Press Release issued by ULURU Inc. dated July 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: July 3, 2012	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.5	Common Stock Purchase Warrant #1 dated June 27, 2012.
4.6	Common Stock Purchase Warrant #2 dated June 27, 2012.
4.7	Common Stock Purchase Warrant #3 dated June 27, 2012.
4.8	Common Stock Purchase Warrant #4 dated June 27, 2012.
4.9	Common Stock Purchase Warrant #5 dated June 27, 2012.
4.10	Common Stock Purchase Warrant #6 dated June 27, 2012.
4.11	Common Stock Purchase Warrant #7 dated June 27, 2012.
10.37	Secured Convertible Promissory Note dated June 27, 2012.
10.38	Securities Purchase Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
10.39	Security Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
10.40	Registration Rights Agreement dated June 27, 2012 by and between ULURU Inc. and Inter-Mountain Capital Corp.
99.1	Press Release issued by ULURU Inc. dated July 3, 2012.